UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2006

Affiliated Computer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2828 North Haskell Avenue, Dallas, Texas		75204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 841-6111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On December 29, 2006, Affiliated Computer Services (the "Company") issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing that (i) the date of its 2006 Annual Meeting of Stockholders has been scheduled for June 7, 2007; (ii) the record date for stockholders who are entitled to vote at the meeting is April 13, 2007; (iii) proposals to be considered for inclusion in the Company’s proxy statement for the 2006 Annual Meeting must be received by the Company at its principal executive offices by no later than January 19, 2007; and (iv) proposals to be considered without inclusion in the Company’s proxy statement for the 2006 Annual Meeting must be received by the Company at its principal executive offices by no later than January 19, 2007 (the foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority with respect to proxies).

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this item is deemed furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 8.01 Other Events.

As previously announced, Affiliated Computer Services, Inc. (also referred to herein as "we", "our" or the "Company") has not filed its Annual Report on Form 10-K for its fiscal year ending June 30, 2006. Consequently, we are including this disclosure, required under Section 303A of the Rules of the New York Stock Exchange (the "NYSE"), in this Current Report on Form 8-K in lieu of providing such disclosure in our Annual Report to Stockholders or our Annual Report on Form 10-K for the fiscal year ending June 30, 2006.

Corporate Governance

Director Independence

On February 3, 2004, our Board of Directors restated our Director Independence Standards, a copy of which is attached as Exhibit 99.2 hereto, to be consistent with the independence standards set forth in Section 303A.02 of the NYSE Listing Standards. The Board has made an affirmative determination that Messrs. J. Livingston Kosberg, Dennis McCuistion, Joseph P. O’Neill and Frank A. Rossi are independent and have no material relationship with the Company. A copy of the Director Independence Standards can be located on our web site at www.acs-inc.com under the Investor Relations and Corporate Governance captions.

Corporate Governance Guidelines

Our Corporate Governance Guidelines are available on our web site at www.acs-inc.com under the Investor Relations and Corporate Governance captions. Our Corporate Governance Guidelines are also available free of charge to any stockholder upon written request to 2828 North Haskell Avenue, Dallas, Texas 75204, Attention: William L. Deckelman, Jr., Corporate Secretary.

Code of Conduct

We are dedicated to earning the trust of our clients and investors and our actions are guided by the principles of honesty, trustworthiness, integrity, dependability and respect. Our Board of Directors has adopted a Code of Ethical Business Conduct that applies to all employees and directors and a Code of Ethics for Senior Financial Officers that applies to designated financial officers, including the CEO. Both of these codes are posted on our web site at www.acs-inc.com under the Investor Relations and Corporate Governance captions. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Ethics for Senior Financial Officers, if any, by posting such information on our web site at www.acs-inc.com under the Investor Relations and Corporate Governance captions. Our Code of Ethical Business Conduct and our Code of Ethics for Senior Financial Officers are also available free of charge to any stockholder upon written request to 2828 North Haskell Avenue, Dallas, Texas 75204, Attention: William L. Deckelman, Jr., Corporate Secretary.

Executive Sessions and Lead Independent Director

In compliance with the requirements of the NYSE, our Corporate Governance Guidelines require the non-management directors to meet at least twice annually in regularly scheduled executive sessions. Mr. O’Neill, as Lead Independent Director, presides over non-management director executive sessions.

Stockholder and Interested Party Communications

Stockholders and other interested parties may communicate with the Board of Directors, the presiding director of the executive sessions or the non-management directors as a group by submitting an e-mail to director@acs-inc.com or by sending a written communication to: ACS Board of Directors, Affiliated Computer Services, Inc., Box #100-411, 1220 L Street, NW, Washington, DC 20005. Stockholders and other interested parties may also call toll free and leave a message for the Board of Directors, the presiding director or the non-management directors at (866) 414-3646.

Board of Directors and Board Committees

During fiscal year 2006, we had four standing committees of the Board of Directors, including the Audit Committee, the Compensation Committee, the Special Transaction Committee and the Nominating and Corporate Governance Committee. The charters for each committee are available on our web site at www.acs-inc.com under the Investor Relations and Corporate Governance captions.

Audit Committee

Our Audit Committee consists of four independent directors (Messrs. Rossi (Chairman), O’Neill, Kosberg and McCuistion). All of such Audit Committee members are independent as defined in the current NYSE listing standards. Upon consideration of the attributes of an audit committee financial expert as set forth in Section 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission, the Board of Directors determined that Mr. Rossi (i) possessed those attributes through his years of public accounting experience and he was designated as the Audit Committee Financial Expert and (ii) is "independent" as that term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act.

The Audit Committee operates under a written charter that was restated by the Board of Directors on May 25, 2006, which is available on our web site at www.acs-inc.com under the Investor Relations and Corporate Governance captions. Our Audit Committee Charter is also available free of charge to any stockholder upon written request to 2828 North Haskell Avenue, Dallas, Texas 75204, Attention: William L. Deckelman, Jr., Corporate Secretary.

Compensation Committee

The Compensation Committee consists of two independent directors (Messrs. Kosberg and O’Neill). Mr. Kosberg served as the Chairman of the Compensation Committee throughout fiscal year 2006. All of such Compensation Committee members are independent as defined in the current NYSE listing standards.

A copy of the restated Compensation Committee Charter approved by the Board of Directors on February 3, 2004 is available on our web site at www.acs-inc.com under the Investor Relations and Corporate Governance captions and was previously attached as Appendix D to our definitive proxy statement for our 2004 annual stockholders meeting filed with the Securities and Exchange Commission on September 27, 2004. Our Compensation Committee Charter is also available free of charge to any stockholder upon written request to 2828 North Haskell Avenue, Dallas, Texas 75204, Attention: William L. Deckelman, Jr., Corporate Secretary.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of two independent directors (Messrs. McCuistion and O’Neill). Mr. McCuistion served as the Chairman of the Nominating and Corporate Governance Committee throughout fiscal year 2006.

On September 11, 2003, our Board of Directors approved the Nominating and Corporate Governance Committee Charter, a copy of which is available on our web site at www.acs-inc.com under the Investor Relations and Corporate Governance captions and was previously attached as Appendix E to our definitive proxy statement for our 2004 annual stockholders meeting filed with the Securities and Exchange Commission on September 27, 2004. Our Nominating and Corporate Governance Committee Charter is also available free of charge to any stockholder upon written request to 2828 North Haskell Avenue, Dallas, Texas 75204, Attention: William L. Deckelman, Jr., Corporate Secretary.

Annual Certification with the New York Stock Exchange

On November 14, 2005, the Company filed its Annual Certification of the Chief Executive Officer with the NYSE certifying its compliance with the listing and corporate governance standards of the NYSE. Such certification was unqualified.

Item 9.01 Financial Statements and Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 7.01 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

(c) Exhibits

99.1 Affiliated Computer Services, Inc. Press Release dated December 29, 2006.
99.2 Affiliated Computer Services, Inc. Director Independence Standards.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affiliated Computer Services, Inc.

December 29, 2006	By:	William L. Deckelman, Jr.

Name: William L. Deckelman, Jr.
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Affiliated Computer Services, Inc. Press Release dated December 29, 2006
99.2	Affiliated Computer Services, Inc. Director Independence Standards